          VAN KAMPEN SERIES FUND, INC.
          17a-7  (FUND TRADES WITH AFFILIATES)
          FOR THE PERIOD OCTOBER 1, 1998 - DECEMBER 31,1998


                 TRANSACTION                                                     SHARES/        LOCAL
                    DATE         SECURITY                                          PAR          PRICE


          VK EMERGING MARKETS FUND

                  10/27/98       PT Indah Kiat Pulp & Paper Corporation           169,500     1,975.0000

                  10/27/98       PT Telekomunikasi Indonesia                       97,500     2,075.0000


          VK EUROPEAN EQUITY

                  12/03/98       Compagnie Financiere Richemont AG                      8     1,954.0000

                  12/11/98       Suedzucker AG                                         25       673.0000



          VK  GLOBAL EQUITY FUND

                  10/23/98       Premier Farnell plc.                               5,300         1.5100

                  10/23/98       Premier Farnell plc.                              33,100         1.5100

                  10/23/98       Premier Farnell plc.                             124,300         1.5100

                  10/23/98       Premier Farnell plc.                               9,600         1.5100

                  10/23/98       Premier Farnell plc.                              32,500         1.5100

                  10/23/98       Premier Farnell plc.                             411,200         1.5100

                  10/23/98       Premier Farnell plc.                              44,100         1.5100

                  10/26/98       BJ'S Wholesale Club, Inc.                        194,000        34.8750

                  10/26/98       BJ'S Wholesale Club, Inc.                         35,300        34.8750

                  10/26/98       Houghton Mifflin Company                          31,900        37.8750

                  10/26/98       Philip Morris Companies, Inc.                      8,370        50.2500

                  10/27/98       KAO Corp.                                         55,000     2,355.0000

                  10/28/98       Premier Farnell plc.                             108,100         1.5800

                  10/29/98       Groupe Danone                                        700     1,441.0000

                  10/29/98       Groupe Danone                                      1,900     1,441.0000

                  10/29/98       BASF AG                                           48,100        67.7000

                  10/30/98       Fuji Photo Film                                   22,000     4,270.0000

                  11/27/98       Aegis Group plc.                                  55,000         0.8775

                  12/14/98       GenRad, Inc.                                      26,900        15.8750

                  12/15/98       Scor                                               5,450       337.0000

                  12/15/98       KAO Corp.                                         32,000     2,400.0000

                  12/15/98       KAO Corp                                          10,000     2,400.0000

                  12/15/98       Nordbanken Holding AB                            350,100        47.1000



          VK  GLOBAL EQUITY FUND cont'

                  12/15/98       Nordbanken Holding AB                             67,000        47.1000

                  12/15/98       Nordbanken Holding AB                              8,600        47.1000

                  12/15/98       Nordbanken Holding AB                              1,250        47.1000

                  12/15/98       Philip Morris Companies, Inc.                      8,000        53.5625

                  12/15/98       Philip Morris Companies, Inc.                     16,000        53.5625


          VK  GLOBAL EQUITY ALLOCATION FUND

                  10/12/98       Linstow ASA                                        1,810        44.0000

                  10/12/98       Simco Union                                           10       473.5000


          VK  GLOBAL FRANCHISE FUND

                  11/09/98       Nestle SA                                              9     2,942.0000


          VK  INTERNATIONAL MAGNUM FUND

                  11/16/98       Bongrain SA                                          149     2,382.0000

                  11/27/98       Aegis Group plc.                                  41,700         0.8775

                  11/27/98       Aegis Group plc.                                   2,700         0.8775

                  11/27/98       Aegis Group plc.                                   1,000         0.8775

                  11/27/98       Aegis Group plc.                                     500         0.8775

                  11/30/98       Aegis Group plc.                                  16,500         0.8975


          CHF-Swiss Franc
          DM- German Deutsche Mark
          FF- French Franc
          IN- Indonesian Rupiah
          L-  British Pound
          NG- Netherland Guilder
          SK- Swedish Krona
          US$-US Dollar
          Y-  Japanese Yen
          THB - Thai Bhat
          MR - Malaysian Ringgit
          SAR - South African Rand
          AU$ - Australian Dollar
          MP - Mexican Peso
          US$ - United States Dollar


          All trades were executed in accordance with the provisions of Rule 17a-7.

          AR - Argentine Peso
          BP - British Pound
          ESP - Spanish Peseta
          FRF - French Franc
          ITL - Italian Lira
          JPY - Japanese Yen
          ME - Mexican Peso

          NLG - Netherland Guilder
          PKR - Pakistani Rupees
          SEK - Swedish Krona
          SGD - Singapore Dollar


              IL - Italian Lira
              L -  British Pound





          SAR - South African Rand

          ZWD - Zimbabwe Dollar








          MS  AGGRESSIVE EQUITY FUND

                  03/02/98       Lockheed Martin Corp.                              6,400       115.5000

                  03/02/98       Lockheed Martin Corp.                             14,800       115.5000
                  03/02/98       United Technologies Corp.                         27,800        90.1250
                  03/03/98       Cracker Barrel Old Country Store, Inc.            26,100        42.7500










          MS  LATIN AMERICAN FUND

                  01/02/98       Organizacion Soriana S.A.                         22,750        36.0000
                  01/02/98       Chilectra S.A.                                     1,575        26.8750
                  01/02/98       Santa Isabel S.A.                                  3,500        17.2500
                  01/02/98       Siderurgica Venez SIV                              4,005         4.1250
                  01/09/98       Chilectra S.A.                                     8,895        21.8750
                  01/13/98       Santa Isabel S.A.                                  2,390        16.2500
                  01/13/98       Chilectra S.A.                                     1,235        22.0000
                  01/13/98       Santa Isabel S.A.                                     45        16.2500
                  01/13/98       CIA Cerveceria Unidas                                660        24.0000
                  01/13/98       Siderurgica Venez SIV                             14,090         3.0875
                  01/16/98       Rossi Residencial S.A.                            34,150         2.9375
                  01/16/98       Rossi Residencial S.A.                            33,840         2.9375
                  01/16/98       Rossi Residencial S.A.                            11,960         2.9375
                  01/16/98       Rossi Residencial S.A.                            16,025         2.9375
                  01/16/98       Rossi Residencial S.A.                            13,330         2.9375
                  01/21/98       Coteminas                                          8,135        12.2100
                  01/22/98       Chilectra S.A.                                     3,470        24.1250
                  01/22/98       Santa Isabel S.A.                                  4,060        18.5000
                  01/22/98       CIA Cerveceria Unidas                              2,445        23.3750
                  02/06/98       Chilectra S.A.                                     1,180        25.0000
                  02/06/98       Unibanco                                           3,095        32.8750
                  02/06/98       Santa Isabel S.A.                                  1,510        19.1875
                  02/13/98       Empresa Nacional Elec.                             1,415        16.6875
                  02/13/98       Empresa Nacional Elec.                             1,015        16.6875
                  02/13/98       Enersis S.A.                                         480        28.0625
                  02/13/98       Enersis S.A.                                         660        28.0625
                  02/13/98       Banco Rio de la Plata                              1,820        13.0625
                  02/13/98       Unibanco                                           3,791        34.0000
                  02/13/98       Unibanco                                           1,902        34.0000
                  02/13/98       Rossi Residencial S.A.                             6,350         5.4375
                  02/13/98       Rossi Residencial S.A.                             8,360         5.4375
                  02/13/98       Chilectra S.A.                                     2,275        24.5000
                  02/13/98       Chilectra S.A.                                       905        24.5000
                  02/13/98       CIA Cerveceria Unidas                              1,615        27.3750
                  02/18/98       Unibanco                                           3,310        34.7500
                  02/20/98       Unibanco                                           1,785        34.1250
                  03/04/98       Empresa Nacional Elec.                             1,360        18.8750
                  03/04/98       Rossi Residencial S.A.                            10,540         6.0938
                  03/04/98       Chilectra S.A.                                     4,485        26.5625
                  03/13/98       Chilectra S.A.                                     2,190        27.7500
                  03/13/98       CIA Cerveceria Unidas                              1,285        27.5000
                  03/13/98       Rossi Residencial S.A.                             8,015         6.4688








                     US$
 CURRENCY           VALUE        SELLER                                        BUYER




    IN                 $42,918   VK Emerging Markets Fund (Retail)             Wellcome Trust

    IN                  25,937   VK Emerging Markets Fund (Retail)             VKF Investments




   CHF                 $11,439   MSDWIF European Equity Portfolio              VK European Equity Fund (Retail)

    DM                  10,195   MSDWIF European Equity Portfolio              VK European Equity Fund (Retail)





    L                  $13,505   VK Global Equity Fund (Retail)                Case Western Reserve University

    L                   84,343   VK Global Equity Fund (Retail)                State of Wisconsin (Eq VTF Variable Fund)

    L                  316,733   VK Global Equity Fund (Retail)                State of Wisconsin (Eq FTF Fixed Fund)

    L                   24,462   VK Global Equity Fund (Retail)                Cornell University

    L                   82,814   VK Global Equity Fund (Retail)                Howard Hughes Medical Institute

    L                1,047,794   VK Global Equity Fund (Retail)                MSDWIF International Equity Portfolio

    L                  112,373   VK Global Equity Fund (Retail)                American Advantage Fund

   US$               6,765,750   Manufacturers Investment Trust                VK Global Equity Fund (Retail)

   US$               1,231,088   NAF Global Equity Fund                        VK Global Equity Fund (Retail)

   US$               1,208,213   Manufacturers Investment Trust                VK Global Equity Fund (Retail)

   US$                 420,593   Southland                                     VK Global Equity Fund (Retail)

    Y                1,091,564   Kuwait Fund for Arab Economic Development     VK Global Equity Fund (Retail)

    L                  285,568   VK Global Equity Fund (Retail)                MSGR

    FF                 181,912   VK Global Equity Fund (Retail)                JB Were Asset Management

    FF                 493,760   VK Global Equity Fund (Retail)                City of Detroit Policemen and Firemen

    DM               1,969,201   VK Global Equity Fund (Retail)                Manufacturers Investment Trust

    Y                  805,453   City of Detroit Policemen and Firemen         VK Global Equity Fund (Retail)

    L                   79,855   VK Global Equity Fund (Retail)                New England Zenith Fund Int'l Magnum

   US$                 427,038   VK Global Equity Fund (Retail)                Spicers Financial Services, Ltd.

    FF                 330,392   VK Global Equity Fund (Retail)                MS SICAV Global Equity Fund

    Y                  658,549   Verena Global Equity                          VK Global Equity Fund (Retail)

    Y                  205,797   Kreissparkasse Hildesheim (Kag) European EquitVK Global Equity Fund (Retail)

    SK                2,047,343  VK Global Equity Fund (Retail)                MS SICAV Global Equity Fund





    SK                  391,808  VK Global Equity Fund (Retail)                MSIT-Aus. Unit Trust

    SK                   50,292  VK Global Equity Fund (Retail)                MSDWUF Global Equity Fund

    SK                    7,310  VK Global Equity Fund (Retail)                New Zealand Guardian Trust

    L                   428,500  Manufacturers Investment Trust                VK Global Equity Fund (Retail)

    L                   857,000  Kuwait Fund for Arab Economic Development     VK Global Equity Fund (Retail)




    NG                  10,651   Eugenia II - Active Country Allocation        VK Global Allocation Equity Fund (Retail)

    FF                     865   Eugenia II - Active Country Allocation        VK Global Allocation Equity Fund (Retail)




   CHF                 $18,932   MSGR                                          VK Global Franchise Fund (Retail)




    FF                  $63,469  VK International Magnum Fund (Retail)         Manufacturers Investment Trust

    L                    60,544  Ducato Global Equity Fund                     VK International Magnum Fund (Retail)

    L                     3,920  Fortis Series Fund                            VK International Magnum Fund (Retail)

    L                    1,452   Spicers Financial Services Ltd.               VK International Magnum Fund (Retail)

    L                       726  MSIT-Aus. Unit Trust                          VK International Magnum Fund (Retail)

    L                    24,414  Gestielle SpA                                 VK International Magnum Fund (Retail)




                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0
                             0


   US$                $739,200   M.S. Aggressive Equity Fund  (Retail)         DW Select Dimensions Investment Series
                                                                               The Growth Portfolio
   US$               1,709,400   M.S. Aggressive Equity Fund  (Retail)         Morgan Stanley Dean Witter Growth Fund
   US$               2,505,475   M.S. Aggressive Equity Fund  (Retail)         Morgan Stanley Dean Witter Growth Fund
  US$               1,115,775   M.S. Aggressive Equity Fund  (Retail)         Morgan Stanley Dean Witter Growth Fund
                             0

    MP                $101,929   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  42,328   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  60,375   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  16,521   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                 194,578   M.S. Latin American Discovery Fund, Inc.      M.S. Latin American Fund (Retail)
   US$                  38,836   M.S. Latin American Fund (Retail)             M.S. Latin American Discovery Fund, Inc.
   US$                  27,169   M.S. Latin American Fund (Retail)             M.S. Latin American Discovery Fund, Inc.
   US$                     731   M.S. Latin American Fund (Retail)             MSIF Latin American
   US$                  15,839   M.S. Latin American Fund (Retail)             MSIF Latin American
   US$                  43,502   M.S. Latin American Discovery Fund, Inc.      M.S. Latin American Fund (Retail)
   US$                 100,316   Emerging Markets Offshore Fund                M.S. Latin American Fund (Retail)
   US$                  99,405   M.S. Emerging Markets Fund (Retail)           M.S. Latin American Fund (Retail)
   US$                  35,132   Van Kampen American Capital Emerging Markets  M.S. Latin American Fund (Retail)
   US$                  47,072   M.S. Emerging Markets Fund (Retail)           IMF Latin American
   US$                  39,156   M.S. SICAV Emerging Markets Fund              M.S. Latin American Fund (Retail)
   US$                  99,328   M.S. Latin American Discovery Fund, Inc.      M.S. Latin American Fund (Retail)
   US$                  83,714   M.S. Latin American Fund (Retail)             M.S. Latin American Discovery Fund, Inc.
   US$                  75,110   M.S. Latin American Fund (Retail)             M.S. Latin American Discovery Fund, Inc.
   US$                  57,150   M.S. Latin American Fund (Retail)             M.S. Latin American Discovery Fund, Inc.
   US$                  29,500   M.S. SICAV Latin American                     M.S. Latin American Fund (Retail)
   US$                 101,748   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  28,973   M.S. SICAV Latin American                     M.S. Latin American Fund (Retail)
   US$                  23,613   M.S. Latin American Fund (Retail)             Nestor Latin American
   US$                  16,938   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  13,470   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  18,521   M.S. Latin American Fund (Retail)             Nestor Latin American
   US$                  23,774   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                 128,894   M.S. Latin American Fund (Retail)             Nestor Latin American
   US$                  64,668   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  34,528   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  45,457   M.S. Latin American Fund (Retail)             Nestor Latin American
   US$                  55,737   M.S. Latin American Fund (Retail)             Nestor Latin American
   US$                  22,172   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  44,211   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                 115,019   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  60,913   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  25,670   M.S. Latin American Fund (Retail)             M.S. Latin Amer Discovery Fund
   US$                  64,226   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                 119,129   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  60,772   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  35,337   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American
   US$                  51,847   M.S. Latin American Fund (Retail)             M.S. SICAV Latin American